Exhibit 10.47a
BOST1-637128-2
                         AMENDMENT TO
                  MANAGEMENT SERVICES AGREEMENT

     THIS AMENDMENT (the "Amendment Agreement") to a MANAGEMENT SERVICES AGREEMENT, dated January 14, 1998 (the "Management Agreement") is entered into as of the 19th day of January, 1998, and is made effective as of the 1st day of April, 1998, by and among DANIEL AZANI, D.D.S., INC., a professional corporation (the "PC") incorporated under the laws of the State of California (the "State"), and AZANI DENTAL SERVICES, INC., a Delaware corporation (the "MSO"), and OMEGA ORTHODONTICS, INC., a Delaware corporation ("OMEGA").

                            RECITALS

     WHEREAS, the parties hereto have entered into a form of Management Agreement, dated January 14, 1998; and

     WHEREAS, the parties hereto wish to make certain amendments to the Management Agreement in order to allow the MSO to provide management services to Orthodontic Entity with respect to the practice that it conducts at its location at 33342 Santiago Road, Acton, California 93510; and

     WHEREAS, a written amendment to the Management Agreemeent is necessary to effect such amendments.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged to the full satisfaction of the parties hereto, the parties hereto agree to amend the Management Agreement as follows:

     1. Schedule 2. Schedule 2 to the Management Agreement shall be amended and restated to provide as follows:

                           "SCHEDULE 2
                     ORTHODONTIC OFFICES AND
                   ORTHODONTIC OFFICE SERVICES

Offices

18411 Clark Street, Suite 200
Tarzana, CA 91356

5400 Balboa Blvd., Suite 321
Encino, CA 91316

33342 Santiago Road
Acton, CA 93510"

     2. Notices. Section 15.1 of the Management Agreement shall be amended and restated to provide as follows:

          "15.1     Notices. Any notice to be given pursuant to
this Agreement shall be deemed effective if given personally, or by telephone, telegram, telecopy, facsimile or other electronic transmission, or by letter to an officer or administrator of OMEGA, the MSO or the PC, as the case may be. Notice in person, or by telephone, telegram or electronic transmission shall be deemed effective when given. Notice by mail shall be deemed effective seventy-two (72) hours after deposit in the United States mails, and properly addressed with postage prepaid.

          Notices to the PC shall be given as follows:

          Daniel Azani, D.D.S., Inc.
          5400 Balboa Blvd., Suite 321
          Encino, California 91316-1502
          Attn: Daniel Azani, D.D.S.

or such other address as may be furnished by the PC to the MSO and OMEGA from time to time in writing.

          Notices to the MSO shall be given as follows:

          Azani Dental Services, Inc.
          3621 Silver Spur Lane
          Acton, California 93510

or other such addresses as may be furnished by the MSO to the PC and OMEGA from time to time in writing.

          Notices to OMEGA shall be given as follows:

          Omega Orthodontics, Inc.
          3621 Silver Spur Lane
          Acton, CA 93510
          Attn: Robert Schulhof

or other such addresses as may be furnished by OMEGA to the MSO and the PC from time to time in writing."

     3.   Ratification of Other Provisions of Management
Agreement. Except as provided herein, all other provisions, terms and conditions of the Management Agreement are hereby ratified and confirmed.

     IN WITNESS WHEREOF the parties hereto have caused this Amendment Agreement to be executed as of the date set forth above by their duly authorized representatives.

                                   PC:

                                   DANIEL AZANI, D.D.S., INC.


                                   By: /s/ Daniel Azani, D.D.S.
                                        Daniel Azani, D.D.S.,
President


                                   MSO:

                                   AZANI DENTAL SERVICES, INC.


                                   By: /s/ Robert J. Schulhof
                                        Robert J. Schulhof,
President


                                   OMEGA:

                                   OMEGA ORTHODONTICS, INC.


                                   By: /s/ Robert J. Schulhof
                                        Robert J. Schulhof,
President